EMERALD MUTUAL FUNDS

                               Emerald Growth Fund
                                 Class A Shares
                                 Class C Shares

                     Emerald Select Banking and Finance Fund
                                 Class A Shares
                                 Class C Shares

                         Emerald Select Technology Fund
                                 Class A Shares
                                 Class C Shares

    Supplement Dated April 20, 2005 to the Prospectus dated November 1, 2004
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The following information replaces and supersedes any contrary information contained in the Funds' Prospectus.

      A special meeting of shareholders of the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund's (the "Funds") was held on April 15, 2005 to consider the following proposals:

      o to approve a new investment management agreement between the Funds and Forward Management, LLC;

      o to approve a new investment sub-advisory agreement among the Funds, Forward Management, LLC and Emerald Advisers, Inc.;

      o to elect five (5) trustees to serve until their successors have been elected and qualified, they resign or they are removed; and

      o to approve an amended and restated Agreement and Declaration of Trust for the Emerald Mutual Funds, a Delaware statutory trust, into which Funds had previously been approved by shareholders to reorganize.

      All of the foregoing proposals were approved by shareholders. Beginning on May 1, 2005, Forward Management, LLC will become the investment adviser to the Funds and Emerald Advisers, Inc. will become the investment sub-adviser to the Funds. Emerald Advisers will continue to be responsible for the day-to-day management of the assets of the Funds under these new arrangements.

      In addition, on May 1, 2005, the Funds will complete their reorganization from a Pennsylvania common law trust to a Delaware statutory trust and in connection therewith will be changing their names to the "Forward Emerald Growth Fund," "Forward Emerald Banking and Finance Fund," and "Forward Emerald Technology Fund." Also on that date, the Delaware trust will change its name from "Emerald Mutual Funds" to "Forward Funds."